Exhibit 32.1

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Howard Marks, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of StartEngine Crowdfunding, Inc. for the quarterly period ended September 30, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of StartEngine Crowdfunding, Inc.

Date: November 14, 2022

By:	/s/ Howard Marks

Name:	Howard Marks
Title:	Chief Executive Officer and Principal Financial Officer
StartEngine Crowdfunding, Inc.